SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 5, 2005

Date of Report (Date of earliest event reported)

HEPALIFE TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Florida

(State or other jurisdiction of incorporation)

000-29819

(Commission File Number)

58-2349413

(I.R.S. Employer Identification No.)

1628 West 1st Avenue, Suite 216, Vancouver, British Columbia,  V6J 1G1

(Address of principal executive offices)

(800) 518-4879

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1. Registrant's Business and Operations

None.

SECTION 2.  Financial Information

None.

SECTION 3.  Securities and Trading Markets

None.

SECTION 4.  Matters Related to Accountants and Financial Statements

None.

SECTION 5.  Corporate Governance and Management

None.

SECTION 6. [Reserved]

N/A.

SECTION 7.  Regulation FD

Except for the historical information presented in this document, the matters discussed in this Form 8-K, or otherwise incorporated by reference into this document, contain "forward-looking statements" (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements are identified by the use of forward-looking terminology such as "believes", "plans", "intend", "scheduled", "potential", "continue", "estimates", "hopes", "goal", "objective", expects", "may", "will", "should" or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by the Registrant. The reader is cautioned that no statements contained in this Form 8-K should be construed as a guarantee or assurance of future performance or results. These forward-looking statements involve risks and uncertainties, including those identified within this Form 8-K. The actual results that the Registrant achieves may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and the Registrant assumes no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by the Registrant in this Form 8-K and in the Registrant's other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect the Registrant's business.

Note: Information in this report furnished pursuant to Item 7 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this current report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this current report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this current report contains is material investor information that is not otherwise publicly available.

On October 5, 2005, HepaLife Technologies, Inc. issued a news release to announce that positive data from recent experiments on the Company’s PICM-19H liver cell line was released at last week’s national Biomedical Engineering Society Meeting (BMES) in Baltimore, Maryland.  This news release, dated October 5, 2005, is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

SECTION 8.  Other Events

None.

SECTION 9.  Financial Statements and Exhibits

The following exhibits are furnished as part of this report:

Exhibit 99.1 – Press Release dated October 5, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEPALIFE TECHNOLOGIES, INC.

/s/ Harmel S. Rayat

Harmel S. Rayat

President and CEO

Date: October 12, 2005

EXHIBIT 99.1

Positive Results from Latest Experiments Released by HepaLife’s Collaborating USDA Research Team.

USDA Bioengineer, Dr. Ayesha Mahmood, Presents Brand New ‘Survival and Function’ Data in Support of HepaLife’s PICM-19H Liver Cells at National Biomedical Engineering Society Meeting.

Vancouver, BC – October 5, 2005 – HepaLife Technologies, Inc. (OTCBB: HPLF) (FWB: HL1), a development stage biotechnology company focused on the identification, development and eventual commercialization of technologies and products for liver toxicity detection and the treatment of various forms of liver dysfunction and disease, today announces that positive data from recent experiments on the Company’s PICM-19H liver cell line was released at last week’s national Biomedical Engineering Society Meeting (BMES) in Baltimore, Maryland.

HepaLife’s collaborating USDA scientist, Dr. Ayesha Mahmood, presented favorable research findings from important experiments related to the culture maintenance, culture density, and hepatoctye function of the PICM-19H cell line.  These cells are the most crucial component of the Company’s artificial liver device, and are currently undergoing evaluation and testing through a cooperative research and development agreement (CRADA) with the USDA.

Recent research has worked towards the optimization of culture conditions for the Company’s proprietary PICM-19H liver cell line in order to enable faster cell growth,  higher final cell densities, and to achieve optimal function of key liver metabolic and detoxification enzyme systems.  As explained in HepaLife’s September 19, 2005 press release, successful research outcomes will result in the incorporation of PICM-19H cells in an artificial liver device for use by patients suffering from chronic and acute liver disease, as well as use in in-vitro toxicology and pre-clinical drug testing platforms.

A full copy of the Company’s September 19, 2005 press release can be viewed here:

(http://www.hepalife.com/Investor/PressReleases/20050919-1.html)

Research Shows Prolonged Survival & Function of HepaLife’s PICM-19H Liver Cells

While presenting her findings at America’s biggest annual bioengineering meeting, Dr. Mahmood presented new data showing that PICM-19H cells were able to survive at room temperature for days and then recover their full hepatic function within 24 hours of being brought back to normal body temperature (37º C).  Thus, Dr. Mahmood’s research outcomes demonstrate that PICM-19H cell function is not compromised due to prolonged room temperature exposure or storage.

When exposed to room temperature for up to six days, the PICM-19H cells maintained enough metabolic activity to be able to remain fully functional in place in a bioreactor.  At the end of various room temperature storage periods the cell cultures recovered their normal body temperature  metabolic activity.  Metabolic rates were measured by way of the WST-1 uptake method, which indicates cell energy production from mitochondrial activity.

Furthermore, PICM-19H cells exposed to room temperature for up to 6 days were able to successfully maintain the most vital liver functions of P450 activity, ammonia clearance, and urea production.  In all cases, these liver cell functions of the PICM-19H cells remained equivalent to control PICM-19 cells that were maintained at body temperature at all times – an important finding which demonstrates that PICM-19H cells were able to perform liver functions even after exposure to room temperature for several days.

In addition, the initial high cell densities of the PICM-19H cell cultures were maintained throughout the six day room temperature period.  Cell density is vital, since a higher cell density enables the most efficient function of a bioreactor, and it is the bioreactor which will comprise the key component of HepaLife’s artificial liver device.  The maintenance of the high cell density  demonstrated that little or no cell death occurred despite the exposure to the abnormally low (hypothermic) temperature conditions.

In conclusion, the results show that PICM-19H cell function was not compromised due to prolonged RT exposure and storage.

“These findings positively support our long-held belief that our cells are able to survive, function, and multiply in environments where most other liver cells simply cannot”, explained Mr. Harmel S. Rayat, President and CEO of HepaLife.

“Through this research, we now know that PICM-19H cells can be transported at ambient or room temperature without loss of function.  This means that we’re not burdened by frozen cell storage protocols or body temperature incubation requirements in the commercial application of these cells to an artificial liver device or in vitro toxicology/pharmacology assay platforms.

“Most importantly, researchers anticipate that once the artificial liver device is in place for medical use, maintenance of the device will not require special conditions.  For example, our cells can sit in a clinical setting without ‘re-feeding’ or related maintenance; a significant benefit to end users, who will be able to use the device without sophisticated cell biology support.”

“These research findings mark an important cell engineering achievement for HepaLife”, concluded Mr. Rayat.  “I’m especially pleased that for the first time ever, we were able to present PICM-19H data to our peers in the scientific community through the BMES meeting.”

The Biomedical Engineering Society is America’s lead society for the accreditation of biomedical and bioengineering programs.

ABOUT HEPALIFE TECHNOLOGIES, INC.

HepaLife Technologies, Inc. (OTCBB:HPLF) is a development stage biotechnology company focused on the identification, development and eventual commercialization of technologies and products for liver toxicity detection and the treatment of various forms of liver dysfunction and disease.

Currently, HepaLife is concentrating its efforts on creating the first-of-its-kind artificial liver device and developing proprietary in-vitro toxicology and pre-clinical drug testing platforms.

Artificial Liver Device

Presently, through a Cooperative Research and Development Agreement, HepaLife Technologies is working towards optimizing the hepatic functionality of the patented PICM-19 cell line. The hepatic characteristics of the PICM-19 cell line have been demonstrated to have potential application in the production of an artificial liver device for use by human patients with liver failure.

With 25 million Americans suffering from liver disease, the need for an artificial liver device able to remove toxins and improve immediate and long-term survival results is more critical today than ever before. Limited treatment options, a low number of donor organs, the high price of transplants and follow up costs, a growing base of hepatitis, alcohol abuse, drug overdoses, and other factors that result in liver disease all clearly indicate a strong need for an artificial liver device.

In-Vitro Toxicology Testing

Hepatotoxicity, or liver damage caused by medications and other chemical compounds, is the single most common reason leading to drug withdrawal or refusal of drug approval by the Food and Drug Administration (FDA). In fact, about one third of all drugs fail pre-clinical or clinical trials due to the toxic nature of the compounds being tested, costing pharmaceutical companies around $2 billion annually on such toxicity-related drug failures.

With the cost to develop an FDA approved drug approaching $1 billion and taking 10 to 15 years, a 10% improvement in predicting failures before clinical trials could save $100 million in development costs per drug. Despite efforts to develop better methods, most of the tools used for toxicology and human safety testing are decades old.

The PICM-19 cells grown in vitro synthesize liver specific proteins such as albumin and transferrin, and display enhanced liver-specific functions such as ureagenesis and cytochrome P450 activity. As a result, HepaLife, using the patented PICM-19 cell line, plans to develop proprietary in vitro toxicological and pre-clinical drug testing platforms that will more accurately determine the potential toxicity and metabolism of new pharmacological compounds in the liver.

At present, the Company does not have commercial products intended to diagnose, treat, cure or prevent any disease. The statements contained in this press release regarding our ongoing research and development and the results attained by us to-date have not been evaluated by the Food and Drug Administration.

For additional information, please visit www.hepalife.com

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http://www.hepalife.com/Alerts-Index.asp

To view the full HTML text of this release, please visit:

http://www.hepalife.com/Investor/PressReleases/20051004-1.html

Legal Notice Regarding Forward-Looking Statements

No statement herein should be considered an offer or a solicitation of an offer for the purchase or sale of any securities. This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are based upon current expectations or beliefs, as well as a number of assumptions about future events. Although the Company believes that the expectations reflected in the forward-looking statements and the assumptions upon which they are based are reasonable, it can give no assurance that such expectations and assumptions will prove to have been correct. The reader is cautioned not to put undue reliance on these forward-looking statements, as these statements are subject to numerous factors and uncertainties, including but not limited to adverse economic conditions, intense competition, lack of meaningful research results, entry of new competitors and products, adverse federal, state and local government regulation, inadequate capital, unexpected costs and operating deficits, increases in general and administrative costs, termination of contracts or agreements, technological obsolescence of the Company's products, technical problems with the Company's research and products, price increases for supplies and components, litigation and administrative proceedings involving the Company, the possible acquisition of new businesses or technologies that result in operating losses or that do not perform as anticipated, unanticipated losses, the possible fluctuation and volatility of the Company's operating results, financial condition and stock price, losses incurred in litigating and settling cases, dilution in the Company's ownership of its business, adverse publicity and news coverage, inability to carry out research, development and commercialization plans, loss or retirement of key executives and research scientists, changes in interest rates, inflationary factors, and other specific risks. We currently have no commercial products intended to diagnose, treat, prevent or cure any disease. The statements contained in this press release regarding our on going research and development and the results attained by us to-date have not been evaluated by the Food and Drug Administration. There can be no assurance that further research and development, and /or whether clinical trial results, if any, will validate and support the results of our preliminary research and studies. Further, there can be no assurance that the necessary regulatory approvals will be obtained or that HepaLife will be able to develop commercially viable products on the basis of its technologies. In addition, other factors that could cause actual results to differ materially are discussed in the Company's most recent Form 10-QSB and Form 10-KSB filings with the Securities and Exchange Commission. The Company undertakes no obligation to publicly release the results of any revisions to these forward looking statements that may be made to reflect the events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

HepaLife Technologies, Inc.

Ms. Laura Rivers-Bowerman, Shareholder Communications

Phone: (800) 518-4879

Web Site: www.HepaLife.com